SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. (File No. 333-177381)	☐

Post-Effective Amendment No. 2	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 89 (File No. 811-07355)	☑
(Check appropriate box or boxes)
RIVERSOURCE VARIABLE ACCOUNT 10
(previously IDS LIFE VARIABLE ACCOUNT 10)
(Exact Name of Registrant)
RiverSource Life Insurance Company
(previously IDS Life Insurance Company)
(Name of Depositor)
70100 Ameriprise Financial Center, Minneapolis, MN 55474
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code (612) 671-8056

Timothy D. Crawford, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2014 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

Prospectus

May 1, 2014

RiverSource®

Retirement Group Annuity Contract II

GROUP DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

Issued by:	RiverSource Life Insurance Company (RiverSource Life)

70100 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-862-7919
(Corporate Office)
ameriprise.com/variableannuities
RiverSource Variable Account 10/RiverSource Account MGA

This prospectus describes a group variable annuity contract, RiverSource Retirement Group Annuity Contract II, and the certificates issued thereunder. It is designed to fund employer group retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended (the Code). It contains important information that you should know before investing in the RiverSource Retirement Group Annuity Contract II.

Prospectuses are also available for:

• AllianceBernstein Variable Products Series Fund, Inc.
• ALPS Variable Investment Trust
• American Century Variable Portfolios, Inc.
• BlackRock Variable Series Funds, Inc.
• Columbia Funds Variable Insurance Trust
• Columbia Funds Variable Series Trust II
• DWS Variable Series II
• Fidelity® Variable Insurance Products – Service Class 2
• Franklin® Templeton® Variable Insurance Products
  Trust (FTVIPT) – Class 2
• Goldman Sachs Variable Insurance Trust (VIT)
• Invesco Variable Insurance Funds
• Ivy Funds Variable Insurance Portfolios
• Janus Aspen Series: Service Shares
• Lazard Retirement Series, Inc.
• Legg Mason Partners Variable Income Trust
• MFS® Variable Insurance Trustsm
• Morgan Stanley Universal Institutional Funds (UIF)
• Neuberger Berman Advisers Management Trust
• Oppenheimer Variable Account Funds – Service Shares
• PIMCO Variable Insurance Trust (VIT)
• Van Eck VIP Trust
• Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation, objectives, and the source of funds used in purchasing your contract.

The contract and certificate described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract or certificate other than contained in this prospectus or the fund prospectuses.

RiverSource Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 1

needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the certificate we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue.

 2  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Key Terms

These terms can help you understand details about the contract and certificate.

Accumulation unit: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

Annuitant, Joint Annuitant: The participant named in each certificate on whose life or life expectancy the annuity payouts are based. A joint annuitant can be named by the participant on the annuitization start date.

Annuitization start date: The date when a participant’s annuity payments begin according to the applicable annuity payment plan.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment return: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your certificate. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.

Beneficiary: The person a participant designates to receive benefits in case of a participant’s death while the certificate is in force.

Certificate: The document issued to each participant under a contract describing the terms of the contract and the rights and benefits available to the participant.

Certificate account: An account established for each participant under the contract to maintain a record of payments, transactions and the value of each participant’s investment.

Certificate account value: The total value of a participant’s certificate account at any point in time.

Certificate date: The date from which certificate anniversaries, certificate years, and certificate months are determined. It is the effective date of a participant’s certificate account.

Certificate year: A period of 12 months, starting on the certificate date and on each anniversary of the certificate date.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: The group flexible premium deferred variable annuity contract by and between RiverSource Life and the contract holder. The contract describes the terms of the annuity contract, the rights of the contract holder and the rights and benefits of the participants.

Contract holder (Plan Sponsor, Employer): The employer that owns this contract and has established and sponsors the Plan. The contract holder, as the employer, accommodates elective deferral contributions and nonelective contributions made by or on behalf of participants.

Contract year: A period of 12 months, starting on the date we issue the contract and each anniversary of that date.

ERISA: Employee Retirement Income Security Act of 1974, as amended, and regulations thereunder.

Fixed Account: Our general account which includes the loan account and the Special DCA fixed account. Amounts allocated to this account earn interest at rates that we declare periodically.

Funds: Investment options under your certificate. Participant may allocate purchase payments into subaccounts investing in shares of any or all of these funds.

Good order: We cannot process your transaction request relating to the contract and certificate until we have received the request in good order at our corporate office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 3

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer certificate value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

Participant (you, your): The person or persons for whom a certificate account is established under the plan as directed by the contract holder.

Plan: The written plan document established by the contract holder which meets the requirements of Section 403(b) of the Code.

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.

Surrender value: The amount you are entitled to receive if you make a full surrender from your certificate account. It is the certificate account value immediately prior to the surrender, minus any applicable charges and any loan amount, plus any positive or negative market value adjustment.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date.

If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

 4  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

The Contract and Certificate in Brief

The contract described in this prospectus is designed as a funding vehicle for retirement plans under Section 403(b) of the Code. 403(b) Plan annuity contracts, which are also referred to as Tax Sheltered Annuities (TSAs), provide for certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under the Code. The contract is an agreement between the contract holder (generally the employer authorized to hold retirement plan assets for the benefit of employees) and RiverSource Life. The contract is subject to the terms of the Plan to the extent that the terms of the plan are consistent with the terms of the contract. The contract holder may purchase the contract and participants may purchase certificates thereunder. Each participant in the Plan is issued a certificate evidencing the participant’s interest in the contract and describing its benefits. The participant is an employee for whose benefit the employer remits purchase payments to us. The participant’s rights are subject to any conditions and /or limitations imposed by the Plan.

Purpose: The purpose of the contract is to allow participants to accumulate money for retirement or a similar long-term goal by making purchase payments. You may allocate your purchase payments to the GPAs, Special DCA fixed account and/or subaccounts under the contract and listed in the certificate; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the certificate account. If the certificate account value goes to zero due to underlying fund’s performance or deduction of fees, the certificate will no longer be in force and the certificate will terminate. Beginning at a specified time in the future called the annuitization start date, the certificate provides lifetime or other forms of payouts of your certificate account value after any market value adjustment (less any applicable premium tax, outstanding loan amount and/or other charges).

Enrolling under the contract: There are many factors to consider carefully before you purchase a variable annuity. Variable annuities are not right for everyone. Make sure you have all the facts you need before you purchase a variable annuity. Some of the factors you may wish to consider include:

•	Tax advantages: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. Because you are a participant in an annuity contract used to fund a tax-favored employer sponsored retirement arrangement, you should be aware that your certificate will not provide any necessary or additional tax deferral. Before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits (see “Taxes — Required Minimum Distributions”). You should consult your tax advisor before you enroll under the contract for an explanation of the tax implications to you.

•	Taxes: Generally, amounts contributed on a pretax basis are not taxed at the time of the contribution. Income earned on your certificate account also grows tax-deferred until you make surrenders or begin to receive payouts. Upon surrender, income taxes generally apply. (Under certain circumstances, Internal Revenue Service (IRS) penalty taxes may apply to surrenders.) Even if you direct payouts to someone else, generally you will be taxed on the income if you are the participant. (see “Taxes”)

•	How long you plan to keep your certificate account: variable annuities are not short-term liquid investments. Does the certificate meet your current and anticipated future needs for liquidity?

•	The fees and expenses you will pay when buying, owning and surrendering money from the certificate account. We do not assess directly fees and expenses against the contract holder. The fees and expenses are assessed at the certificate level, which means that you, the participant, directly pay for the fees and expenses associated with investing in the contract. (see “Charges”)

•	Short-term trading: if you plan to manage your investment in the certificate account by frequent or short-term trading, this certificate is not suitable for you and you should not buy it. (see “Making the Most of The Contract and Certificate — Transferring Among Accounts”)

Free look period: You, as the participant, have the right to examine your certificate and cancel enrollment in the contract by returning your certificate to our agent or our corporate office within the 10 days after receiving it (or any longer period that is required by the state law). You will receive a full refund of the certificate account value. The valuation date will be the date your request is received at our corporate office. (For California residents, the valuation date will be the earlier of the date your certificate is returned to our agent or to our corporate office). We will not deduct any certificate charges or fees. However, you bear the investment risk from the time of purchase until you return the certificate and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 5

Accounts: Generally, you may allocate your purchase payments among the:

•	subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)

•	GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see “Guarantee Period Accounts (GPAs)”)

•	the Special DCA fixed account which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account, including restrictions on the amount you can allocate to this account and how long certificate account value can remain in this account. (see “The Fixed Account”)

Transfers: You currently may redistribute your certificate account value among the subaccounts without charge at any time until the annuitization start date, and once per certificate year after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account are not permitted. GPAs and the Special DCA fixed account are subject to special restrictions. (see “Making the Most of The Contract and Certificate — Transferring Among Accounts”)

Surrenders: Any distribution from a certificate account will be treated as a surrender or partial surrender. Unless restricted by the Code or terms of the Plan, you may surrender all or part of your certificate account value, less any loan amount, at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to income taxes (including an IRS penalty that may apply for premature distribution from your certificate account) and may have other tax consequences. (see “Surrenders”)

Benefits in case of death: If you die before the annuitization start date, we will pay the beneficiary an amount at least equal to the certificate account value. (see “Benefits in Case of Death “)

Annuity payouts: You can apply your certificate account value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the Special DCA fixed account are not available after the annuitization start date. (see “The Annuity Payout Period”)

 6  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering from the certificate.

The first two tables describe the fees and expenses that you will pay periodically during the time that you own the certificate, not including fund fees and expenses.

CERTIFICATE ADMINISTRATIVE CHARGE

Annual certificate administrative charge	Maximum: $	50	Current: $	0

Annual certificate administrative charge if your certificate account value equals or exceeds $50,000	Maximum: $	20	Current: $	0

Certificate administrative charge at full surrender	Maximum: $	50	Current: $	0

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)

Mortality and expense risk fee	0.95%

ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the certificate. These operating expenses are for the fiscal year ended Dec. 31, 2013, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the fees and expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the each fund’s prospectus.

Minimum and maximum total annual operating expenses for the funds(a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.44%	4.82%

(a)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Accounts and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

AllianceBernstein VPS Dynamic Asset Allocation Portfolio (Class B)	0.70%	0.25%	0.19%	—%	1.14	%(1)

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	0.75	0.25	0.10	—	1.10

ALPS/Alerian Energy Infrastructure Portfolio: Class III	0.70	0.25	1.27	—	2.22	(2)

American Century VP Value, Class II	0.87	0.25	—	—	1.12

BlackRock Global Allocation V.I. Fund (Class III)	0.62	0.25	0.24	—	1.11	(3)

Columbia Variable Portfolio – Balanced Fund (Class 3)	0.64	0.13	0.16	—	0.93

Columbia Variable Portfolio – Cash Management Fund (Class 2)	0.33	0.25	0.15	—	0.73

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)	0.55	0.25	0.30	—	1.10

Columbia Variable Portfolio – Contrarian Core Fund (Class 2)	0.68	0.25	0.13	—	1.06

Columbia Variable Portfolio – Core Bond Fund (Class 2)	0.43	0.25	0.14	—	0.82

Columbia Variable Portfolio – Diversified Bond Fund (Class 2)	0.41	0.25	0.14	—	0.80

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)	0.56	0.25	0.14	—	0.95

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)	0.53	0.25	0.16	—	0.94

Columbia Variable Portfolio – Emerging Markets Fund (Class 2)	1.07	0.25	0.23	—	1.55

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 7

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Columbia Variable Portfolio – Global Bond Fund (Class 2)	0.56%	0.25%	0.17%	—%	0.98%

Columbia Variable Portfolio – High Yield Bond Fund (Class 2)	0.58	0.25	0.18	—	1.01

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	0.57	0.25	0.15	—	0.97

Columbia Variable Portfolio – International Opportunity Fund (Class 2)	0.79	0.25	0.21	—	1.25

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)	0.68	0.25	0.13	—	1.06

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 2)	0.64	0.25	0.15	—	1.04

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)	0.46	0.25	0.13	—	0.84

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)	0.20	0.25	0.46	0.47	1.38	(4)

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)	0.20	0.25	0.20	0.52	1.17	(4)

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)	0.20	0.25	0.08	0.60	1.13	(4)

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)	0.19	0.25	0.06	0.54	1.04

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	0.79	0.25	0.25	—	1.29	(5),(6)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	0.76	0.25	0.14	—	1.15

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 2)	0.74	0.25	0.14	—	1.13

Columbia Variable Portfolio – Multi-Strategy Alternatives Fund (Class 2)**	1.02	0.25	0.23	—	1.50

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	0.10	0.13	0.21	—	0.44

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2)	0.70	0.25	0.13	—	1.08

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.79	0.25	0.20	—	1.24

Columbia Variable Portfolio – Strategic Income Fund (Class 2)	0.53	0.25	0.14	—	0.92

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)	0.36	0.25	0.13	—	0.74

DWS Alternative Asset Allocation VIP, Class B	0.36	0.25	0.32	1.23	2.16	(7)

Fidelity® VIP Contrafund® Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Mid Cap Portfolio Service Class 2	0.55	0.25	0.09	—	0.89

Fidelity® VIP Strategic Income Portfolio Service Class 2	0.56	0.25	0.12	—	0.93

FTVIPT Franklin Income VIP Fund – Class 2**	0.45	0.25	0.02	—	0.72

FTVIPT Franklin Mutual Shares VIP Fund – Class 2**	0.60	0.25	0.11	—	0.96

FTVIPT Franklin Small Cap Value VIP Fund – Class 2**	0.50	0.25	0.13	—	0.88

FTVIPT Templeton Global Bond VIP Fund – Class 2**	0.46	0.25	0.05	—	0.76

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares	0.15	0.40	1.39	0.90	2.84	(8)

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	0.90	0.25	0.21	0.11	1.47	(9)

Ivy Funds VIP Asset Strategy	0.68	0.25	0.05	—	0.98	(10)

Janus Aspen Series Flexible Bond Portfolio: Service Shares	0.51	0.25	0.05	—	0.81

Janus Aspen Series Global Allocation Portfolio – Moderate: Service Shares	0.05	0.25	2.12	0.81	3.23	(11)

Janus Aspen Series Janus Portfolio: Service Shares	0.49	0.25	0.05	—	0.79

Lazard Retirement Global Dynamic Multi Asset Portfolio – Service Shares**	0.85	0.25	0.60	—	1.70	(12)

MFS® Utilities Series – Service Class	0.73	0.25	0.07	—	1.05

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	0.75	0.35	0.34	—	1.44	(13)

Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (Class S)	2.00	0.25	1.74	0.04	4.03	(14)

 8  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Total annual operating expenses for each fund* (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired fund	Total annual
	Management	and/or Service	Other	fees and	operating
Fund name**	fees	12b-1 fees	expenses	expenses***	expenses

Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	0.85%	0.25%	0.15%	—%	1.25	%(15)

Oppenheimer Global Fund/VA, Service Shares	0.63	0.25	0.14	—	1.02

Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.57	0.25	0.17	—	0.99	(16)

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	0.68	0.25	0.13	—	1.06	(17)

PIMCO VIT All Asset Portfolio, Advisor Class	0.43	0.25	—	0.76	1.44	(18)

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class**	0.95	0.25	0.01	0.52	1.73	(19)

PIMCO VIT Total Return Portfolio, Advisor Class	0.50	0.25	—	—	0.75

Van Eck VIP Global Gold Fund (Class S Shares)	0.75	0.25	3.82	—	4.82	(20)

Variable Portfolio – Aggressive Portfolio (Class 2)	—	0.25	0.03	0.80	1.08

Variable Portfolio – American Century Diversified Bond Fund (Class 2)	0.44	0.25	0.13	—	0.82	(5)

Variable Portfolio – AQR Managed Futures Strategy Fund (Class 2)	1.02	0.25	0.17	—	1.44

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 2)	0.42	0.25	0.14	—	0.81

Variable Portfolio – Columbia Wanger International Equities Fund (Class 2)	0.91	0.25	0.21	—	1.37

Variable Portfolio – Columbia Wanger U.S. Equities Fund (Class 2)	0.85	0.25	0.15	—	1.25

Variable Portfolio – Conservative Portfolio (Class 2)	—	0.25	0.03	0.60	0.88

Variable Portfolio – DFA International Value Fund (Class 2)	0.84	0.25	0.16	—	1.25

Variable Portfolio – Eaton Vance Floating-Rate Income Fund (Class 2)	0.63	0.25	0.16	—	1.04

Variable Portfolio – Goldman Sachs Commodity Strategy Fund (Class 2)	0.55	0.25	0.16	—	0.96

Variable Portfolio – Holland Large Cap Growth Fund (Class 2)	0.63	0.25	0.13	—	1.01

Variable Portfolio – Invesco International Growth Fund (Class 2)	0.83	0.25	0.15	—	1.23

Variable Portfolio – J.P. Morgan Core Bond Fund (Class 2)	0.44	0.25	0.13	—	0.82

Variable Portfolio – Jennison Mid Cap Growth Fund (Class 2)	0.75	0.25	0.12	—	1.12

Variable Portfolio – Loomis Sayles Growth Fund (Class 2)**	0.64	0.25	0.12	—	1.01

Variable Portfolio – MFS Value Fund (Class 2)	0.62	0.25	0.12	—	0.99

Variable Portfolio – Moderate Portfolio (Class 2)	—	0.25	0.02	0.72	0.99

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	—	0.25	0.02	0.76	1.03

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	—	0.25	0.02	0.67	0.94

Variable Portfolio – Morgan Stanley Global Real Estate Fund (Class 2)	0.85	0.25	0.19	—	1.29

Variable Portfolio – NFJ Dividend Value Fund (Class 2)	0.62	0.25	0.13	—	1.00

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (Class 2)	0.64	0.25	0.12	—	1.01

Variable Portfolio – Partners Small Cap Growth Fund (Class 2)	0.87	0.25	0.16	—	1.28

Variable Portfolio – Partners Small Cap Value Fund (Class 2)	0.91	0.25	0.14	0.01	1.31

Variable Portfolio – Pyramis® International Equity Fund (Class 2)	0.84	0.25	0.16	—	1.25

Variable Portfolio – Pyrford International Equity Fund (Class 2)	0.77	0.25	0.18	—	1.20

Variable Portfolio – Sit Dividend Growth Fund (Class 2)	0.71	0.25	0.13	0.05	1.14

Variable Portfolio – TCW Core Plus Bond Fund (Class 2)**	0.47	0.25	0.14	—	0.86	(21)

Variable Portfolio – Victory Established Value Fund (Class 2)	0.77	0.25	0.12	—	1.14

Variable Portfolio – Wells Fargo Short Duration Government Fund (Class 2)	0.46	0.25	0.13	—	0.84

Wells Fargo Advantage VT Opportunity Fund – Class 2	0.65	0.25	0.19	0.01	1.10	(22)

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	0.75	0.25	0.18	—	1.18

Western Asset Variable Global High Yield Bond Portfolio – Class II	0.70	0.25	0.13	—	1.08

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 9

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in the Appendix under “The Funds”.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	After a voluntary expense waiver and reimbursement, net expenses would be 1.10%.

(2)	ALPS Advisors, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses after fee waiver/expense reimbursements (not including Distribution and/or Service (12b-1) Fees, Shareholder Service Fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.80% of Class III shares average daily net assets through April 29, 2015. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust. After fee waivers and/or reimbursements, net expenses would be 1.30%.

(3)	BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2015. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund. After fee waivers and/or reimbursements, net expenses would be 0.97%.

(4)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes and extraordinary expenses) until April 30, 2015, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2),1.10% for Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) and 1.10% for Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2).

(5)	Management fees have been restated to reflect contractual changes to the investment management fee rates.

(6)	Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.

(7)	Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.23%). These agreements may only be terminated with the consent of the fund’s Board. After fee waivers and/or reimbursements, net expenses would be 1.80%.

(8)	The Portfolio’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year. In addition, the Investment Adviser has agreed to (i) waive all of its Management Fees, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.204% of the Portfolio’s average daily net assets. Each arrangement will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 1.52%.

(9)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series II shares to 1.01% of the Fund’s average daily nets assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired fund fees and expenses are also excluded in determining such obligation. Invesco has also contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing acquired fund fees and expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreements, they will terminate on April 30, 2015. The fee waiver agreements cannot be terminated during their terms. After fee waivers and/or expense reimbursements, net expenses would be 1.05%.

(10)	After a voluntary expense waiver and/or reimbursement, net expenses would be 0.97%.

(11)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed 0.14% until at least May 1, 2015. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees. After fee waivers and/or reimbursements, net expenses would be 1.22%.

(12)	The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2015, to the extent total annual portfolio operating expenses exceed 1.05%

(13)	The Portfolios’ Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15%. In addition, the Portfolio’s Distributor, Morgan Stanley Distribution Inc., has agreed to waive 0.25% of the 0.35% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(14)	Other expenses, which includes dividend and interest expenses relating to short sales, are based on estimated expenses for the current fiscal year; actual expenses may vary. In addition, Neuberger Berman Management LLC (“NBM”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses related to short sales, and extraordinary expenses, if any) are limited to 2.40% of average net assets. This undertaking lasts until 12/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 2.40% of the average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense. After fee waivers and/or reimbursements, net expenses would be 2.73%.

(15)	Neuberger Berman Management LLC (“NBM”) has undertaken through Dec. 31, 2017, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.17% of the average daily net asset value. The expense limitation arrangements for the Portfolio are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(16)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board. After fee waivers and/or reimbursements, net expenses would be 0.97%.

 10  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

(17)	The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 1.05% as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

(18)	PIMCO has contractually agreed, through May 1, 2015, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above. After fee waivers, net expenses would be 1.32%.

(19)	PIMCO has contractually agreed, through May 1, 2015, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. Certain fees and expenses are not waived or reimbursed, such as direct or indirect (through an acquired fund) interest expense or dividends paid on borrowed securities, and the expense of investing in acquired funds other than certain PIMCO funds. The amount of such expenses will vary based on the Portfolio’s use of those investments as an investment strategy best suited to seek the objective of the Portfolio. In addition, PIMCO has contractually agreed to waive the Portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio II Ltd. (the “GMAMA Subsidiary”) to PIMCO. The GMAMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMA Subsidiary is in place. After fee waivers, net expenses would be 1.27%.

(20)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(21)	Effective April 1, 2014 through April 30, 2015, Columbia Management Investment Advisers, LLC has contractually agreed to waive a portion of its management fee for assets up to $1 billion. After fee waivers, net expenses would be 0.83%.

(22)	The Adviser has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s total annual fund operating expenses after fee waiver at 1.00%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. After fee waivers and/or reimbursements, net expenses would be 1.01%.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 11

Examples
These examples are intended to help you compare the cost of investing in a certificate account with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, certificate administrative charges, variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the certificate account for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of certificate features and benefits and the maximum fees and expenses of any of the funds(1) before fee waivers and/or expense reimbursements. Although your actual costs may be lower, based on these assumptions your costs would be:

If you do not surrender your certificate
If you surrender your certificate account				account or if you select an annuity payout
at the end of the applicable time period:				plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

$641	$1,899	$3,124	$6,047	$641	$1,899	$3,124	$6,047

Minimum Expenses. These examples assume the least expensive combination of certificate features and benefits and the minimum fees and expenses of any of the funds(2) before fee waivers and/or expense reimbursements. Although your actual costs may be higher, based on these assumptions your costs would be:

If you do not surrender your certificate
If you surrender your certificate account				account or if you select an annuity payout
at the end of the applicable time period:				plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

$142	$443	$765	$1,677	$142	$443	$765	$1,677

(1)	In these examples, the certificate administrative charge is $50.
(2)	In these examples, the certificate administrative charge is $0.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN IF YOU ALLOCATE CERTIFICATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

 12  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Condensed Financial Information

You can find unaudited financial information for the subaccounts in Appendix C.

Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.

The Variable Account and the Funds

The variable account: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.

We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

The funds: The contract currently offers subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying the contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 13

expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the certificate charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund. The contract holder has the right to limit the investment options available under the contract,

•	Revenue we receive from the funds and potential conflicts of interest:

Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the fund. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.

We or our affiliates may receive payments from the 12b-1 fees, transfer fees or investment management fees of the funds. These fees are deducted from the assets of the funds. The amount, type, and manner in which the revenue from these sources is computed vary by fund. This revenue and the amount by which it can vary may create conflicts of interest.

Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, our affiliated funds comprise the greatest amount and percentage of revenue we derive from payments made by the funds.

 14  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating financial advisors who sell the contracts and certificates.

•	Granting access to our employees whose job it is to promote sales of the contracts/ certificates by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts/certificates including promoting the funds available under the contracts/ certificates to prospective and existing contract holders and participants, authorized selling firms and financial advisors.

•	Providing sub-transfer agency and shareholder servicing to contract holders and participants.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts/certificates.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract holders and participants, including education of contract holders and participants, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

Guarantee Period Accounts (GPAs)

The GPAs may not be available for contracts/certificate accounts in some states.

Currently, you may allocate purchase payments and/or certificate account value to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after the annuitization start date.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 15

new and existing RiverSource Life annuities, product design, competition and RiverSource Life’s revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. We cannot predict nor can we guarantee what future rates will be.

We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch — or are rated in the two highest grades by the National Association of Insurance Commissioners;

•	Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;

•	Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

•	Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to certificate account value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the certificate account value from the specified GPA to a GPA of another length, transfer the certificate account value from the specified GPA to any of the subaccounts, or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the certificate account value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the money market or cash management variable subaccount we designate.

We guarantee the certificate account value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer certificate account value from a GPA or you elect an annuity payout plan while you have certificate account value invested in a GPA. We will refer to these transactions as “early surrenders.” The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to amounts deducted for fees and charges.

Amounts we pay as death claims will not be reduced by any MVA.

 16  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

If your GPA rate is:	The MVA is:

Less than the new GPA rate + 0.10%	Negative

Equal to the new GPA rate + 0.10%	Zero

Greater than the new GPA rate + 0.10%	Positive

For an example, see Appendix B.

The Fixed Account

Amounts allocated to the fixed account are part of our general account. The fixed account includes the Special DCA fixed account and the loan account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s profits, revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account; however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer certificate account value to the Special DCA fixed account.

You may allocate your entire purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.

In accordance with your investment instructions, we transfer amounts from the Special DCA fixed account to the subaccounts you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The amount of each transfer equals the remaining Special DCA fixed account value on the date of the transfer divided by the number of remaining transfers in the program. You may not change the amount of transfers. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use any GPA as a destination for the Special DCA monthly transfer.

The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the annual effective rate we apply on

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 17

the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher. We reserve the right to declare different annual effective rates:

•	for the Special DCA fixed account; and

•	for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

•	the Special DCA fixed account for a six month term;

•	the Special DCA fixed account for a twelve month term;

•	the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the GPAs.

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account in accordance with your investment instructions to us to the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).

Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of the Contract and Certificate — Automated Dollar-Cost Averaging.”

THE LOAN ACCOUNT
On the date your loan is processed, the loan amount is subtracted pro rata from all accounts in which you are invested, except the Special DCA fixed account and GPAs, and transferred to a loan account.

The loan account will earn interest daily. The current crediting rate will never be less than the fixed account minimum interest rate.

You may not make exchanges from the certificate account or plan to plan transfers from the loan account until after repayment of the loan balance. For more information about loans and loan account, see “Loans”.

Enrolling Under the Contract

Only employers with retirement plans qualified for tax favored treatment under section 403(b) of the Code may be issued a contract.

To enroll under the contract, you need to fill out an enrollment form and send it along with your initial purchase payment to our corporate office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your certificate or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You cannot own a certificate in joint tenancy. You can enroll if you are 90 or younger.

When you enroll, you may select (if available in your state):

•	GPAs, subaccounts and/or the Special DCA fixed account in which you want to invest;

•	how you want to make purchase payments;

•	a beneficiary.

The certificate provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the Special DCA fixed account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the Special DCA fixed account. We reserve the right to limit purchase payment allocations to the Special DCA fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot terminate automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term. (See “Purchase Payments.”)

If your enrollment form is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our corporate office. If we accept your enrollment form, we will send you a certificate. If your enrollment form is not complete, you must give us the information to complete it within five business days. If we

 18  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

cannot accept your enrollment form within five business days, we will decline it and return any payment unless you specifically ask us to keep the payment and apply it once your enrollment form is complete.

We may discontinue enrolling new participants into the contract. In that case, we will notify the contract holder that no new participants will be enrolled under the contract on and after a specified date not earlier than 60 days after the date of the notice,

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

Unless you may make regular payments to your certificate account under a scheduled payment plan, you must make an initial purchase payment of $2,000 (see “Enrolling under the Contract — Purchase Payments”). To begin a scheduled payment plan, you should contact the contract holder who will provide applicable forms. There is no charge for the scheduled payment plan. You can stop your scheduled payment plan payments at any time.

THE ANNUITIZATION START DATE
Annuity payouts begin on the annuitization start date. This means that the certificate account value, after market value adjustment of any GPAs, if applicable, will be annuitized or converted to a stream of monthly payments. If your certificate is annuitized, the certificate goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your certificate account value. This means that the death benefit will end. When we process your enrollment form, we will establish the annuitization start date to be the maximum age (or certificate anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

•	no earlier than the 30th day after the certificate date; and no later than

•	your 95th birthday or the tenth certificate anniversary, if later,

•	or such other date as agreed to by us.

Six months prior to your annuitization start date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your certificate beyond age 95 indefinitely, to the extent allowed by applicable state law and tax laws.

If you do not make an election, annuity payouts using the certificate’s default option of annuity payout Plan B — Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as you live. If you do not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made.

If tax laws require that you take distributions from your annuity prior to your new annuitization start date, your certificate will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the certificate is in force and before the annuitization start date. If there is more than one beneficiary we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, then the default provisions of the contract and certificate will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payments are payments made by you or on your behalf for the benefits described in the certificate. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract and Plan. If we do not receive your initial purchase payment within 180 days from the enrollment signed date, we will consider your certificate void from the start.

Minimum initial purchase payments*:	$2,000
Minimum additional purchase payments*:
If paying by installments under a group bill:	$25.00
If paying by any other method:	$50.00

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 19

Maximum total purchase payments** (without corporate office approval) based on your age on the effective date of the payment:

For the first year and total:
through age 85	$1,000,000
for ages 86 to 90	$100,000
age 91 or older	$0
For each subsequent year:
through age 85	$100,000
for ages 86 to 90	$50,000
age 91 or older	$0

*	If a group bill arrangement is set up through your employer, the minimum initial and minimum additional purchase payments is $25.00.
**	These limits apply in total to all RiverSource Life annuities you own unless a higher amount applies to your certificate account. We reserve the right to waive or increase the maximum limit. The Code’s limits on annual contributions also apply.

Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

 2 By scheduled payment plan

We can help the contract holder set up an automatic salary reduction agreement.

CONTRIBUTIONS TO YOUR CERTIFICATE ACCOUNT
There are three ways to make contributions to your certificate account:

–	annual contributions made through the contract holder payroll;

–	with the Plan approval, a rollover from another eligible retirement plan; or

–	with the Plan approval, a plan to plan transfer or exchange under the same 403(b) plan.

Annual contributions made through the contract holder payroll

Annual contributions made through the contract holder payroll are made as elective deferral contributions and nonelective contributions, subject to the applicable annual contribution limits.

•	Elective deferral contributions: are the aggregate of amounts you or the contract holder, acting on your behalf, contribute to an elective deferral plan under any salary reduction agreement that conforms with the Code (“pre-tax contributions”).

•	Nonelective contributions: are any contributions made by the contract holder on your behalf (or to other 403(b) funding instruments authorized under the Plan) that do not qualify as elective deferral contributions. Any corrective contributions made by the contract holder as part of a voluntary compliance program will not be a nonelective contribution unless specifically identified as such as part of the correction process.

You may not make elective deferral contributions to the certificate account which, when added to contributions that are made by you or on your behalf to any other salary reduction arrangement, exceed the annual contribution limitations imposed by the Code for each calendar year. If the Plan permits, this annual limit may be increased, however, if you are eligible for the special “catch up” limitations under the Code for participants that are age 50 or older and the special limits applicable for certain employees with long term service with the employer, subject to the IRS rules. For any participant, the sum of elective deferral contributions and nonelective contributions, if any, made during any year cannot exceed the limitations of the Code. If the Plan uses a plan year other than the calendar year, then the limitations under the Code shall apply to contributions made during the plan year as defined under the Plan. We are not responsible for tracking those limits.

The limitations on contributions described in this provision shall not apply with respect to any purchase payment that qualifies as an eligible rollover distribution, as defined in the Code, from another eligible retirement plan as defined in the Code, or that is a plan to plan transfer of assets to your certificate account, or that is an exchange of contracts under applicable IRS guidance.

 20  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Excess Deferrals and Excess Contributions: Excess elective deferral contributions may be removed from your certificate account by April 15th of the calendar year following the year in which the excess elective deferral contribution occurred, provided that you or the contract holder notify us of the excess no later than the March 31st immediately preceding such date. In the absence of such notice, we are not required to return any such excess to you. We may distribute these amounts at any time. To the extent that the IRS permits alternative corrections for excess nonelective contributions, such amounts may be corrected in accordance with permitted correction methodology and with the Plan. Notwithstanding the preceding, nothing in the contract or the certificate shall prohibit us from making corrective distributions in accordance with the contract holder’s efforts to satisfy voluntary compliance programs established by the IRS to comply with 403(b) plan requirements.

Vesting: Elective deferral contributions are always fully vested and nonforfeitable. Nonelective contributions are generally fully vested and nonforfeitable; however, the terms of the Plan may impose a vesting schedule on nonelective contributions and, in such instance, your vesting rights in the certificate account will be determined in accordance with the Plan.

If we accept unvested nonelective contributions, such unvested amounts shall be treated as if held in a separate account from your vested contributions in the certificate account solely for purposes of complying with the final IRS regulations applicable to such contributions to an annuity contract. The portion of the certificate account that is vested and the portion of the certificate account that is unvested are treated as separate certificate accounts.

Rollover Contributions into Certificate Accounts
A rollover is a contribution by you from an eligible retirement plan that qualifies as an eligible rollover distribution under the Code. A rollover may also be made by means of a direct rollover. A direct rollover is a rollover in which the proceeds of a distribution from another eligible retirement plan are made directly into your certificate account and are not paid, in cash or in kind, to you.

The certificate account may accept rollovers from any eligible retirement plan as defined in the Code to the extent it can accommodate such rollovers in accordance with applicable requirements.

Plan to Plan Transfers to Certificate Accounts
If permitted by the Plan, the certificate account may accept a plan to plan transfer of your interest in a 403(b) annuity contract and/or 403(b)(7) custodial account issued to you under another employer’s 403(b) plan only if:

a.	the other 403(b) plan permits plan-to-plan transfers; and

b.	you are an employee or former employee of the contract holder and covered by the Plan under which the contract was issued; and

c.	your accumulated benefit immediately after the transfer is at least equal to your accumulated benefit immediately before the transfer, without regard to normal contract fees, charges and expenses; and

d.	the amount transferred into the certificate account must remain subject to distribution restrictions no less stringent than imposed by the transferring contract.

We may require any documentation from the other 403(b) plan as we deem necessary to process the transfer in accordance with applicable IRS guidance and to confirm that the other plan is a plan that satisfies section 403(b) of the Code.

Contract Exchanges to Certificate Accounts
If permitted by the Plan, the certificate account may accept an exchange of 403(b) contracts and/or 403(b)(7) custodial accounts. Any such exchange is permitted only if:

a.	the accumulated benefit of the certificate account immediately after the exchange is at least equal to the accumulated benefit of your 403(b) contract or 403(b)(7) custodial account immediately before the exchange; and

b.	the certificate account remains subject to distribution restrictions no less stringent than those imposed by the 403(b) contract or 403(b)(7) custodial account sending the exchange; and

c.	either we are included as an authorized 403(b) product provider under the Plan or we and the contract holder enter into an agreement to share information for 403(b) compliance purposes, including, but not limited to information on employment status, hardship distributions, loans, distributions, transfers and exchanges and contributions made to other authorized 403(b) product providers.

Mistaken Contributions: If any amount is contributed into a certificate account under the Plan by a good faith mistake of fact, the mistaken contribution will be voided from the start and refunded to the party that made the contribution if a request is made by you, the contract holder or the administrator of the Plan and such request is received within one year after receipt of the mistaken contribution.

Nondiscrimination Requirements: Purchase payments made by you or on your behalf into the Plan are subject to the applicable nondiscrimination requirements of the Code. Amounts contributed for you that cause the 403(b) Plan to fail to

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 21

satisfy such requirements may be refunded to you or to the contract holder, as appropriate, in accordance with the Plan and IRS guidance.

Discontinuance of Purchase Payments under the Contract: We reserve the right to discontinue accepting additional purchase payments after 60 days written notice. In all other respects the certificate account will continue to operate according to terms described in this certificate.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a participant’s access to certificate account values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

Charges

CERTIFICATE ADMINISTRATIVE CHARGE
We may charge a fee for establishing and maintaining our records for each certificate account. Currently, we do not impose this charge but we reserve the right to apply this charge to new participants in the future.

We also reserve the right to institute this charge after the first contract anniversary to a maximum of $50 for all participants. We would waive this charge when your certificate account value is $50,000 or more on the current contract anniversary. We reserve the right to charge up to $20 after the first certificate anniversary for participants with certificate account values of $50,000 or more.

If you take a full surrender of your certificate account, we will deduct the full certificate administrative charge, if any, at the time of full surrender regardless of the certificate account value.

The charge would not apply to the amount applied to an annuity payment plan or to a participant’s death benefit.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals 0.95% of the subaccounts’ average daily net assets on an annual basis. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees for a participant after the certificate is issued.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract and described in the certificate, no matter how long a specific participant or annuitant lives and no matter how long our entire group of participants or annuitants live. If, as a group, participants or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the certificate administrative charge more than $50 per certificate account and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may reduce or eliminate certain charges such as the certificate administrative charges.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your certificate.

 22  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Valuing Your Investment

We value your accounts as follows:

GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

•	the sum of your purchase payments and transfer amounts allocated to the GPA;

•	plus interest credited;

•	minus the sum of amounts surrendered and amounts transferred out; and

•	minus any prorated portion of the certificate administrative charge.

THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

•	the sum of your purchase payments allocated to the Special DCA fixed account;

•	the sum of amounts allocated to the loan account;

•	plus interest credited;

•	minus the sum of amounts surrendered and amounts transferred out; and

•	minus any prorated portion of any certificate administrative charge.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your certificate account for that subaccount. Conversely, we subtract a certain number of accumulation units from your certificate account each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a certificate administrative charge, if applicable.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

•	partial surrenders;

and a deduction of a prorated portion of the certificate administrative charge.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and/or

•	mortality and expense risk fees.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 23

Making the Most of Your Certificate

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals).

For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others. You may not set up automated transfers to or from the GPAs or to the Special DCA fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic payments under a scheduled payment plan.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
By investing an equal number			Amount	Accumulation	of units
of dollars each month...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88

more units when the	è	Apr	100	15	6.67

per unit market price is low		May	100	16	6.25

		June	100	18	5.56

		July	100	17	5.88

and fewer units		Aug	100	19	5.26

when the per unit	è	Sept	100	21	4.76

market price is high		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

Subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account. See the “Special DCA Fixed Account” section in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your certificate account value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your certificate account value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The certificate account value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your certificate account value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

Asset rebalancing is available for use with the Special DCA fixed account (see “Special DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account, as you may choose.

 24  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

TRANSFERRING AMONG ACCOUNTS
You may transfer certificate account value from any one subaccount, GPAs and the Special DCA fixed account, to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs. You may not transfer certificate account value to the Special DCA fixed account. You may not transfer certificate account value from the Special DCA fixed account except as part of automated monthly transfers.

The date your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.

We may suspend or modify transfer privileges at any time, subject to state regulatory requirements.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies

•	Before the annuitization start date, you may transfer certificate account values between the subaccounts, or from the subaccounts to the GPAs at any time.

•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of certificate account value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).

•	You may not transfer certificate account values from the subaccounts or the GPAs into the Special DCA fixed account. However, you may transfer certificate account values as automated monthly transfers from the Special DCA fixed account to the subaccounts. (See “Special DCA Fixed Account.”)

•	After the annuitization start date, you may not make transfers to or from the GPAs or from the Special DCA fixed account, but you may make transfers once per certificate year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all certificate account value out of your GPAs and Special DCA fixed account.

Market Timing
Market timing can reduce the value of your investment in the certificate account. If market timing causes the returns of an underlying fund to suffer, certificate account value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you and your beneficiary(ies) under the contract a financial loss.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not enroll under a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 25

greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of certificate account value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a participant who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your certificate account and the terms of the contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted only by first-class U.S. mail;

•	not accepting hand-delivered transfer requests or requests made by overnight mail;

•	not accepting telephone or electronic transfer requests;

•	requiring a minimum time period between each transfer;

•	not accepting transfer requests of an agent acting under power of attorney;

•	limiting the dollar amount that you may transfer at any one time;

•	suspending the transfer privilege; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all participants uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower certificate account values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your certificate account, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your certificate account and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your certificate account transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of certificate account value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the certificate account in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make within the certificate account, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to

 26  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract and listed in the certificate may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or surrenders: $250 or entire account balance**

Maximum amount
Transfers or surrenders: Certificate account value or entire account balance

*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
**	The certificate account value after a partial surrender must be at least the loan balance, if any, plus $500.

 2 By automated transfers and automated partial surrenders

Your sales representative can help you set up automated transfers among your subaccounts or GPAs or automated partial surrenders from the GPAs, Special DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

•	Automated surrenders may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial surrenders are in effect.

•	Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

Minimum amount
Transfers or surrenders: $50

Maximum amount
Transfers or surrenders: None

Surrenders

Surrenders of certificate account values:
Any distribution from a certificate account will be treated as a surrender or partial surrender. Your certificate account value may only be surrendered under certain circumstances (see “Surrender Restrictions”). However, if not restricted by the Code or the Plan, you may surrender all or part of your certificate account at any time before the annuitization start date by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 27

request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the certificate. You may have to pay a certificate administrative charge, if applicable (see “Charges”) and IRS taxes and penalties (see “Taxes”). You cannot make surrenders after the annuitization start date except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).

Any partial surrenders you take from the certificate account will reduce your certificate account value. As a result, the value of your death benefit will be reduced.

In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of death benefits (see “Taxes — Required Minimum Distributions”).

Surrender of the contract:
Subject to certain rules, the contract holder may surrender the contract for the full surrender value of all certificate accounts to be paid to the participants. The contract holder must send us a written request, or other method agreed to by us, while the contract remains in force. We will process a surrender request on the valuation date we receive it. If we receive a surrender request in good order at our corporate office before the close of business, we will process a surrender using the accumulation unit value we calculate on the valuation date we received a surrender request. If we receive a surrender request at our corporate office at or after the close of business, we will process a surrender using the accumulation unit value we calculate on the next valuation date after we received a surrender request. If a participant dies following a surrender request, payment will be made to the participant’s estate. Any amounts surrendered, including any related charges, cannot be repaid. Upon surrender for the full surrender value of all participants’ certificate accounts, the contract will terminate. We may require that the contract holder return the contract to us before we pay the full surrender value.

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender money from all your subaccounts, GPAs and/or the Special DCA fixed account, in the same proportion as your value in each account correlates to your total certificate account value less amounts in the loan account, unless requested otherwise. The minimum certificate account value after partial surrender must be at least the loan balance, if any, plus $500.

RECEIVING PAYMENT

 1 By regular or express mail

•	payable to you;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 By wire or other form of electronic payment

•	request that payment be wired to your bank;

•	pre-authorization required.

We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.

Normally, we will send the payment within seven days after receiving a certificate or contract surrender request in good order. However, we may postpone the payment if:

– the surrender amount includes a purchase payment check that has not cleared;

– the NYSE is closed, except for normal holiday and weekend closings;

– trading on the NYSE is restricted, according to SEC rules;

– an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

– the SEC permits us to delay payment for the protection of security holders.

 28  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

SURRENDER RESTRICTIONS
Surrender Restrictions Before Age 59 1/2
The Code imposes certain restrictions on your right to receive early distributions from your certificate account. Except for amounts held in the contract on behalf of participants on December 31, 1988, no amounts may be distributed from the certificate accounts unless one or more of the following conditions has been satisfied:

a.	You have attained age 59 1/2;

b.	You are disabled;

c.	Your death has occurred;

d.	You have severed employment with the contract holder; or

e.	if permitted under the Plan, elective deferral contributions may be surrendered if you have satisfied the requirements for a financial hardship as defined in the Code.

If permitted by the Plan, multiple distributions can be taken under these rules.

Financial Hardship Distributions
If the Plan has established independent criteria for financial hardship distributions, then any financial hardship distributions made from the certificate account under the Plan shall adhere to the rules set forth in the Plan, subject to the approval of the contract holder or the Plan administrator. If the Plan has not established independent criteria for financial hardship distributions, then, in the event of a financial hardship that satisfies the requirements of the Code, you may receive a distribution of only elective deferral contributions. Certificate account distributions of nonelective contributions and/or earnings on your contributions are not permitted for financial hardships.

No hardship distribution is permitted from the certificate account unless the “safe harbor” standards with respect to establishing an immediate and heavy financial need are satisfied. For purposes of satisfying the lack of other resources requirement, any method acceptable under the IRS rules is permitted, however, you must suspend elective deferrals to any plan sponsored by the contract holder for a period of six months following the date of the hardship distribution. We will notify the contract holder of any hardship distributions made to you.

Direct Rollover Distributions
Notwithstanding any other provision of the contract, a distributee may elect to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

If provided in the Plan and if allowed by us, a direct rollover of amounts in a 403(b) account may be made to a designated 403(b) Roth account of a 403(b) annuity/403(b)(7) custodial account or a Roth IRA.

For purposes of this section, a “Distributee” is any participant (or former participant) entitled to receive a distribution from a certificate account under the contract, a surviving spousal beneficiary and any spouse or former spouse that qualifies as an alternate payee.

In addition, a nonspouse beneficiary may make a direct rollover of all or any portion of an eligible rollover distribution to a new inherited IRA contract only. No other rollover options are available to a beneficiary who is not a spouse.

Restrictions on Texas Optional Retirement Program
You cannot receive distributions before the annuitization start date unless you become totally disabled or end your employment at a Texas college or university. This restriction means that loans are not available and affects your right to:

•	surrender all or part of your certificate account at any time; and

•	move up your annuitization start date.

If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

Loans

If permitted by the Plan and if allowed by us, you may take loans from your certificate account in accordance with the terms and conditions set forth in your Plan. Any certificate account loan is subject to the requirements of Section 72(p) of the Code and applicable regulations in addition to any terms and conditions that the Plan may impose. You should consult a tax advisor before taking a loan.

You may have only one loan outstanding at any time. You must complete and sign a loan agreement. No actual distributions to repay loans shall be made which would be in violation of the Code. We reserve the right to specify a minimum loan amount, even

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 29

if the Plan has not established a minimum. Currently, the minimum loan amount is $500. The maximum amount of a certificate account loan cannot exceed the surrender value of the certificate account and shall not exceed the least of:

•	the maximum amount permitted by the Plan, if applicable;

•	fifty percent (50%) of your certificate account value; or

•	$50,000 minus the highest outstanding balance of your loans from any plans the contract holder sponsors during the year prior to the loan effective date, and

•	your certificate account value minus the value of any Special DCA fixed account and any GPA.

On the annuitization start date, any certificate account loan shall become immediately due and payable in full and, if not repaid, the loan balance will be treated as a partial surrender and will be reported as taxable to you. An active loan may be prepaid in whole at any time. If a certificate account is surrendered while a loan is outstanding, the certificate account’s surrender value will be reduced by the loan balance. Unless the certificate account is continued as provided by the spouse’s option to maintain certificate account provision, the loan balance and any applicable charges due at the time of your death, will be deducted from the death benefit’s proceeds prior to making payment to your beneficiaries.

While you have an outstanding certificate account loan, the following transactions may not be permitted under the contract and described in the certificate:

•	exchanges from the certificate account,

•	plan to plan transfers, and

•	additional loans.

Loans may also be subject to additional limitations or restrictions under the terms of the Plan. Loans permitted under the contract and described in the certificate may still be taxable in whole or in part if you have additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based solely on the information provided to us by Plan sponsor or you, in writing.

Loan Account
Loans shall be secured, to the extent necessary to adequately collateralize the loan, by your vested interest in the certificate account. The certificate account will be the sole security for the loan. At the time a loan is taken, the loan amount is subtracted pro rata from all accounts in which you invested, but not Special DCA fixed account and any GPA, and transferred to a loan account.

The loan account will earn interest daily. The current crediting rate will never be less than the fixed account minimum interest rate.

Loan Balance
At any point in time, your loan balance will be the principal amount owed plus unpaid accrued interest charges. Loans will be made at an interest rate determined by us at the time the loan is taken and will be fixed for the life of the loan. The maximum interest rate for loans will not exceed 8%.

Loan Payments
Loans must be repaid in substantially equal payments, not less frequently than quarterly unless paid in full. Loans must be repaid within a maximum of 5 years. If permitted by us and the Plan, loans used to construct or purchase your principal residence may be extended for longer periods, but not to exceed 30 years. Loan payments will consist of principal and accrued interest charges and will be applied first to interest charges. The payment amounts are set forth at the time the loan is taken. Any excess payment reduces the loan balance and shortens the length of the loan. It does not change future payment amounts.

On the date of each loan payment:

1.	your loan balance is reduced by the amount of the loan payment, and

2.	a transfer is made from your loan account to all accounts in which you invest according to existing purchase payment allocations, but not any Special DCA fixed account or GPAs. The amount to be transferred is determined by subtracting the loan balance after the loan payment from the loan account prior to the loan payment (but not less than zero).

Military Service
If we are notified in advance, loan payments can be delayed during time of service. Interest charges on your loan balance will continue to accrue. Payments continue after service ends, and the maturity date of the loan is extended. Payment amounts may be recalculated.

 30  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Leave of Absence
If we are notified in advance, loan payments can be delayed during qualified leaves. Interest charges on the loan balance will continue to accrue. Payments continue after the leave ends, however, the maturity date of the loan does not change. Payment amounts may be recalculated.

Loan Defaults
Unless a different grace period is provided for in the Plan, a grace period of at least 30 days will be available for loan payments under the terms of the loan agreement. If a loan payment is not made by the end of the applicable grace period, your loan balance will be in default.

If you are eligible for distributions from the certificate account, the loan is canceled. The loan balance will be treated as a partial surrender to pay off the loan. The partial surrender will first be deducted from your loan account followed by any remainder deducted pro rata from all accounts in which you are invested. The partial surrender will be reported as taxable to you.

If you are not eligible for distributions from the certificate account, the loan is considered a deemed distribution at that time in order to secure the loan to the extent necessary to adequately collateralize the loan. The difference between your loan balance and your loan account is transferred pro rata from all accounts in which you are invested, but not any Special DCA fixed account or GPAs, to your loan account. Transfers will be made from Special DCA fixed accounts and GPAs if insufficient amounts are available from other accounts in which you are invested. Additional interest on the loan account will continue to accrue and will be credited only if the loan is repaid. The loan balance will be reported as taxable to you. Additional interest owed on the loan balance will continue to accrue for repayment purposes only. The loan account and loan balance remain in the certificate account until one of the following occurs.

1.	The loan balance, as of the date the loan was deemed distributed, is treated as a partial surrender of the certificate account in these circumstances:

•	you are eligible for distributions from the certificate account. This will occur automatically if your eligibility is based on your age.

•	on the annuitization start date,

•	a full surrender of the certificate account,

•	a rollover into another eligible retirement plan, or

•	upon your death.

The loan account and loan balance will be zero.

2.	You repay the full amount of the loan balance. On the date of repayment, the loan account, plus credited interest on the loan account since the date the loan was deemed, is then transferred to all accounts in which you are investing according to existing purchase payment allocations, but not any Special DCA fixed account or GPAs. After such repayment, the loan account and loan balance will be zero.

If we agree, loan balance repayments may be made for less than the full amount.

You may not take another loan until the loan balance is repaid or deducted from your certificate account value.

For more information on loans, consult your loan agreement.

Changing Ownership

You may not sell, assign, transfer, discount or pledge the contract and related certificate as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. Your vested rights under the contract and described in the certificate are nonforfeitable.

Benefits in Case of Death

We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date with a certificate account value greater than zero.

If you are age 79 or younger on the date we issue the certificate, the beneficiary receives the greater of:

•	the certificate account value, minus any loan balance; or

•	the Return of Purchase Payments (ROPP) value, minus any loan balance.

If you are age 80 or older on the certificate date, the beneficiary receives the certificate account value minus any loan balance.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 31

Here are some terms that are used to describe the death benefit:

ROPP Value: is the total purchase payments on the certificate issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

Adjusted partial surrenders	=	a × b c

a = amount by which the certificate account value is reduced as a result of the partial surrender.

b = the ROPP value on the date of (but prior to) the partial surrender.

c =	the certificate account value on the date of (but prior to) the partial surrender.

For a spouse who continues the contract and is age 79 or younger, we set the ROPP value to the certificate account value on the date of the continuation after any increase to the certificate account value due to the death benefit that would otherwise have been paid.

Example of death benefit calculation when you are age 79 or younger on the certificate effective date:

•	You purchase the certificate with a payment of $20,000

•	During the second certificate year the certificate account value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a certificate account value of $16,500.

We calculate the death benefit as follows, assuming $0 loan balance:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments	$20,000
minus adjusted partial surrenders, calculated as:
$1,500 × $20,000 $18,000 =	−1,667

The death benefit is the ROPP value of:	$18,333
since this is greater than your certificate account value of $16,500

IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the certificate account value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

The death benefit for each beneficiary will be payable in a lump sum on the valuation date we receive due proof of death from that beneficiary. The beneficiary may elect to receive payment anytime within five years after the date of death.

Designated beneficiaries may have additional options. In lieu of a lump sum, your designated beneficiary may elect to receive regular installment payments under one of the following options:

a.	Any of the irrevocable annuity payment plans (A through E described under “Annuity Payout Plans”), provided:

•	The designated beneficiary elects the payment plan within 60 days after we receive notification of your death; and

•	The payment plan provides payments over a period which does not exceed the life or life expectancy of the beneficiary and/or the payment plan selected provides for a period certain not extending beyond the life expectancy of the designated beneficiary; and

•	Your sole designated beneficiary is your surviving spouse, and your death occurs prior to your required beginning date, payments will irrevocably commence by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the calendar year in which you would have attained age 70 1/2; or

The designated beneficiary is someone other than the surviving spouse, or your death occurs on or after your required beginning date, payments will irrevocably commence no later than December 31 of the calendar year following the year of your death.

If the designated beneficiary elects an annuity payment plan, the beneficiary shall be the annuitant for purposes of a lifetime payment plan.

b.	If, upon your death, the designated beneficiary does not elect one of the irrevocable annuity payment plans (A through E), or a single sum distribution, then the designated beneficiary may elect to receive payments according to an alternative plan as agreed to by us provided:

•	the designated beneficiary elects the plan at the time we receive due proof of death;

 32  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

•	if your sole designated beneficiary is your surviving spouse, your entire interest will be distributed, beginning no later than the later of December 31 of the calendar year following the calendar year of your death or December 31 of the calendar year in which you would have attained age 70 1/2, over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse. If the surviving spouse dies before distributions commence, the remaining interest will be distributed, beginning no later than December 31 following the calendar year of the surviving spouse’s death, over the spouse’s designated beneficiary’s remaining life expectancy determined using such beneficiary’s age as of his or her birthday in the year following the death of the spouse.

•	if your sole designated beneficiary is someone other than your surviving spouse, your entire interest will be distributed, beginning no later than the end of the calendar year following the calendar year of your death, over the remaining life expectancy of the designated beneficiary, with such life expectancy determined using the age of the beneficiary as of his or her birthday in the year following the year of your death and reduced by 1 for each subsequent year;

•	if you die before your required beginning date and there is no designated beneficiary, or if elected by the designated beneficiary, your entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of your death (or of the spouse’s death if the designated beneficiary was the your surviving spouse and the spouse dies before distributions are required to begin);

•	if you die on or after your required beginning date and there is no designated beneficiary, your entire interest will be distributed, beginning no later than December 31 of the calendar year following the calendar year of your death, over his or her remaining life expectancy determined using your age in the year of his or her death and reduced by 1 for each subsequent year.

The Annuity Payout Period

As a participant and owner of the certificate account, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the certificate account value on your annuitization start date, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining certificate account value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account are not available during this payout period.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of The Contract and Certificate — Transfer policies.”

ANNUITY TABLES
The annuity tables in your certificate (Table A and Table B) show the amount of the monthly payout for each $1,000 of certificate account value according to the annuitant’s age.

Table A shows the amount of the first monthly variable payout assuming that the certificate account value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity Table based on an assumed 3.5% investment return for the 5% Table A in the certificate. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed interest return results in a higher initial payout but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 33

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the annuitization start date.

•	Plan A: Life income — non refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

•	Plan B: Life income with guaranteed period: We make monthly payouts for a guaranteed payout period of five, ten, or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C: Life income with installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D: Joint and survivor life income — non refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

•	Plan E: Term certain installment: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. A 10% IRS penalty tax could apply to the taxable portion if you take a surrender. (See “Taxes.”)

You have the responsibility for electing a payout plan under your certificate that complies with applicable law. Your certificate describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

•	over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.

You must select a payout plan as of the annuitization start date set forth in your certificate.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the participant in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, the contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the certificate account. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the certificate comply with the law. 403(b) annuity contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your Plan or consult a tax advisor for additional information about the distribution rules applicable to your situation.

 34  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

When you use your certificate to fund a retirement plan that is already tax-deferred under the Code, the certificate will not provide any necessary or additional tax deferral. Because your certificate is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the Plan regardless of the terms of the contract and described in the certificate.

Annuity payouts: The entire payout generally is includable as ordinary income and is subject to tax unless you or the contract holder has contributed after-tax dollars. We may permit partial annuitizations of your certificate. If we accept partial annuitizations, please remember that your certificate will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on your certificate, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income.

Surrenders: The entire surrender will generally be includable as ordinary income and is subject to tax unless you or the contract holder has contributed after-tax dollars.

Loans will generally not be treated as distributions if:

–	the terms require repayment within five years;

–	the loans have substantially level payments over the term of the loan;

–	the loans do not exceed $50,000 or 50% of the value of the certificate if less; and

–	the loans are evidenced by a legally enforceable agreement.

Required Minimum Distributions: Retirement plans are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your certificate at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your certificate for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

In accordance to the Code and supporting regulations, you must begin receiving distributions, including distributions of 403(b) Roth contributions and earnings, by your required beginning date. Unless a later date is authorized under the Code or applicable regulations, your required beginning date is April 1 of the calendar year following:

•	the calendar year in which you attain age 70 1/2 or, if later,

•	the calendar year in which you retire from employment with the contract holder.

Your certificate account shall be distributed (both in determining the timing of subsequent distributions and the amount of all required distributions) in a manner consistent with the Code. For purposes of determining required minimum distributions, the certificate account will be valued considering your accumulated benefit plus the actuarial present value of any additional benefits provided. Distributions from the certificate account shall be made in the annuity payment plan option selected by you or your beneficiary on or before the date which is at least 30 days before your required beginning date.

Multiple 403(b) Annuity Contracts and 403(b)(7) Custodial Accounts: If you have multiple 403(b) annuity contracts, certificates and/or 403(b)(7) custodial accounts, the required minimum distribution requirements may be satisfied by receiving a distribution from one 403(b) annuity or 403(b)(7) custodial account that is equal to the amount required to satisfy the required minimum distribution requirements for all of your 403(b) annuity contracts, certificates and 403(b)(7) custodial accounts. Under this method, you must still calculate the required minimum distribution requirements separately for each 403(b) annuity or 403(b)(7) custodial account, even though you can satisfy the minimum requirements by taking a distribution from one or more annuity contract, certificate or custodial account.

Annuity Payment Plan Options: You can schedule receipt of irrevocable annuity payments according to one of the plans (A through E) or another plan agreed to by us, provided:

•	the plan selected provides for payments that satisfy the RMD rules described above;

•	payments are made in periodic payments at intervals of no longer than 1 year;

•	the first required payment must be the payment that is required for one payment interval, and the second payment need not be made until the end of the next payment interval, and

•	once payments have begun under the RMD rules over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted.

For purposes of this section, required distributions are considered to commence on your required beginning date, or if applicable, on the date distributions are required to begin to your surviving spouse. However, if you begin receipt of payments pursuant to an irrevocable annuity payment plan, required minimum distributions are considered to commence on the annuitization start date.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 35

Permissive Service Credit Transfers: If permitted by the Plan and if you contribute to a tax-qualified defined benefit governmental plan as defined in the Code, that accepts plan-to-plan transfers for the purchase of permissive service credits under the Code, you may elect to have any portion of your certificate account transferred to the defined benefit governmental plan at any time.

Distributions Due to Termination of the Plan: Nothing in the contract and described in the certificate shall prohibit us from making a distribution of the certificate account to you following written notification by the contract holder (or the contract holder’s representative) of the termination of the Plan with instructions from the contract holder to distribute the certificate account to you. The certificate account may not be distributed unless the instructions to distribute the certificate account conform to the requirements and any other applicable guidance issued by the IRS. Nothing herein shall prevent us from treating the certificate account as a fully paid annuity upon termination of the Plan provided it would otherwise qualify for such status.

Withholding: If you receive directly all or part of the certificate account value, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the Plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your certificate before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the certificate.

Assignment: You may not assign or pledge your certificate as collateral for a loan.

OTHER
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your certificate.

RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. It is also intended to qualify as a 403(b) Tax Sheltered Annuity as defined in the Code. To that end, the provisions of the contract and described in the certificate are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

 36  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Voting Rights

As a participant with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

•	the reserve held in each subaccount for your certificate account; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the certificate account decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or certificate account value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio — Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of the contract and described in the certificate (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Sales of the Contract

•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may offer the contract.

•	The contracts are continuously offered to the various education associations and school administration associations through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 37

authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when certificates are returned under the free look period.

Payments to Selling Firms

•	We may use compensation plans which vary by selling firm. For example, we may pay ongoing trail commissions of up to 1.25% of the certificate account value. We do not pay or withhold payment of commissions based on which investment options you select.

•	We may pay selling firms a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

•	providing service to contract holders and participants; and

•	funding other events sponsored by a selling firm that may encourage the selling firm’s financial advisors to offer the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.

Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the certificate account (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

•	revenues we receive from other contracts/certificates and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract holders/ participants; and

•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:

•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

•	cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

•	cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

 38  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Payments to Financial Advisors

•	The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.

•	To inform yourself of any potential conflicts of interest, ask your financial advisor before you enroll how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you enroll under the contract.

ISSUER
We issue the contracts and certificates. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2013, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 39

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.

 40  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Appendix A: The Funds

You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein’s determination of reasonable risk.	AllianceBernstein L.P.

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

ALPS/Alerian Energy Infrastructure Portfolio: Class III	Seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index.	ALPS Advisors, Inc.

American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC, adviser; BlackRock Investment Management, LLC and BlackRock International Limited, sub-advisers.

Columbia Variable Portfolio – Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Cash Management Fund (Class 2)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, subadviser.

Columbia Variable Portfolio – Contrarian Core Fund (Class 2)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Core Bond Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 2)	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)	Seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 41

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Emerging Markets Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Global Bond Fund (Class 2)	Non-diversified fund that seeks high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 2)	Seeks high current income, with capital growth as a secondary objective.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Income Opportunities Fund (Class 2)	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – International Opportunity Fund (Class 2)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, subadviser.

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 2)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)	Seeks level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (Available on or about 6/30/2014)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (Available on or about 6/30/2014)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2) (Available on or about 6/30/2014)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

 42  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (Available on or about 6/30/2014)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Marsico Capital Management, LLC, subadviser.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 2)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Multi-Strategy Alternatives Fund (Class 2) (previously Variable Portfolio – Eaton Vance Global Macro Advantage Fund (Class 2))	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Strategic Income Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)	Seeks current income as its primary objective and as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC

DWS Alternative Asset Allocation VIP, Class B	Seeks capital appreciation.	Deutsche Investment Management Americas Inc., adviser; QS Investors, LLC and RREEF America L.L.C., sub-advisers.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 43

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either “growth” stocks or “value” stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either “growth” or “value” common stocks or both.	Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) is the fund’s manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.

FTVIPT Franklin Income VIP Fund – Class 2 (previously FTVIPT Franklin – Income Securities Fund – Class 2)	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (previously FTVIPT – Mutual Shares Securities Fund – Class 2)	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (previously FTVIPT Franklin – Small Cap Value Securities Fund – Class 2)	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC

FTVIPT Templeton Global Bond VIP Fund – Class 2 (previously FTVIPT Templeton Global Bond Securities Fund – Class 2)	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (Available on or about 6/30/2014)	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

 44  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Non-diversified fund that seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.

Ivy Funds VIP Asset Strategy	Seeks total return over the long term.	Waddell & Reed Investment Management Company

Janus Aspen Series Flexible Bond Portfolio: Service Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC

Janus Aspen Series Global Allocation Portfolio – Moderate: Service Shares	Seeks total return through growth of capital and income.	Janus Capital Management LLC

Janus Aspen Series Janus Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

Lazard Retirement Global Dynamic Multi Asset Portfolio – Service Shares (previously Lazard Retirement Multi-Asset Targeted Volatility Portfolio – Service Shares)	Seeks long-term capital appreciation.	Lazard Asset Management, LLC

MFS® Utilities Series – Service Class	Seeks total return.	MFS® Investment Management

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.

Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (Class S) (Available on or about 6/30/2014)	Seeks capital appreciation with an emphasis on absolute (i.e.,positive) returns.	Neuberger Berman Management LLC is the Fund’s investment manager. NB Alternative Investment Management LLC is the Fund’s investment adviser.

Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management LLC

Oppenheimer Global Fund/VA, Service Shares	Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 45

Investing In	Investment Objective and Policies	Investment Adviser
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (previously PIMCO VIT Global Multi-Asset Portfolio, Advisor Class)	Seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility.	Pacific Investment Management Company LLC (PIMCO)

PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

Van Eck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation

Variable Portfolio – Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – American Century Diversified Bond Fund (Class 2)	Seeks high level of current income.	Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.

Variable Portfolio – AQR Managed Futures Strategy Fund (Class 2)	Seeks positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 2)	Non-diversified fund that seeks total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.

Variable Portfolio – Columbia Wanger International Equities Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser.

Variable Portfolio – Columbia Wanger U.S. Equities Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser.

 46  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – DFA International Value Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Dimensional Fund Advisors, L.P., subadviser.

Variable Portfolio – Eaton Vance Floating-Rate Income Fund (Class 2)	Seeks high level of current income.	Columbia Management Investment Advisers, LLC, adviser; Eaton Vance Management, subadviser.

Variable Portfolio – Goldman Sachs Commodity Strategy Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Goldman Sachs Asset Management, L.P., subadviser.

Variable Portfolio – Holland Large Cap Growth Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Holland Capital Management LLC, subadviser.

Variable Portfolio – Invesco International Growth Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Invesco Advisers, Inc., subadviser.

Variable Portfolio – J.P. Morgan Core Bond Fund (Class 2)	Seeks high level of current income while conserving the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc., subadviser.

Variable Portfolio – Jennison Mid Cap Growth Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Jennison Associates LLC, subadviser.

Variable Portfolio – Loomis Sayles Growth Fund (Class 2) (previously Variable Portfolio – American Century Growth Fund (Class 2))	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.

Variable Portfolio – MFS Value Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 47

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk. The Fund is a “fund of funds” that seeks to achieve its objective by investing in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies), including those that seek investment returns uncorrelated to the broad equity and fixed income markets, as well as those providing exposure to other markets, including but not limited to absolute (positive) return strategies. The Fund may also invest in derivatives such as index futures, Treasury futures, currency forwards, index-based total return swaps and indexed-based credit default swaps.	Columbia Management Investment Advisers, LLC

Variable Portfolio – Morgan Stanley Global Real Estate Fund (Class 2)	Seeks to provide current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.

Variable Portfolio – NFJ Dividend Value Fund (Class 2)	Seeks to provide long-term growth of capital and income.	Columbia Management Investment Advisers, LLC, adviser; NFJ Investment Group LLC, subadviser.

 48  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Winslow Capital Management, LLC, subadviser.

Variable Portfolio – Partners Small Cap Growth Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; London Company of Virginia, doing business as The London Company, Palisade Capital Management, L.L.C. and Wells Capital Management Incorporated, subadvisers.

Variable Portfolio – Partners Small Cap Value Fund (Class 2)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments L.P., subadvisers.

Variable Portfolio – Pyramis® International Equity Fund (Class 2)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Pyramis Global Advisers, LLC, subadviser.

Variable Portfolio – Pyrford International Equity Fund (Class 2)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Pyrford International Ltd., subadviser.

Variable Portfolio – Sit Dividend Growth Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Sit Investment Associates, Inc., subadviser.

Variable Portfolio – TCW Core Plus Bond Fund (Class 2) (previously Variable Portfolio – PIMCO Mortgage-Backed Securities Fund (Class 2))	Seeks to provide total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company (TCW), subadviser.

Variable Portfolio – Victory Established Value Fund (Class 2)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management, Inc., subadviser.

Variable Portfolio – Wells Fargo Short Duration Government Fund (Class 2)	Seeks to provide current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.

Wells Fargo Advantage VT Opportunity Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 49

Investing In	Investment Objective and Policies	Investment Adviser
Western Asset Variable Global High Yield Bond Portfolio – Class II	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.

 50  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Appendix B: Example — Market Value Adjustment (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early surrenders.” The examples may show hypothetical certificate account values. These certificate account values do not represent past or future performance. Actual certificate account values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, and the fees and charges that apply to your certificate.

Assumptions:

•	You enroll under the contract and allocate part of your purchase payment to the ten-year GPA; and

•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

•	after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations
The precise MVA formula we apply is as follows:

Early surrender amount ×	[(	1 + i 1 + j + .001)	n/12	− 1 ]	= MVA

Where  i = rate earned in the GPA from which amounts are being transferred or surrendered.

j	= current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).

n	= number of months remaining in the current Guarantee Period (rounded up to the next month).

Examples — MVA
Using assumptions similar to those we used in the examples above:

•	You enroll under the contract and allocate part of your purchase payment to the ten-year GPA; and

•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

•	after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

Example 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .035 + .001)	84/12	− 1]	= –$39.84

In this example, the MVA is a negative $39.84.

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 51

Example 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 ×	[(	1.030 1 + .025 + .001)	84/12	− 1]	= $27.61

In this example, the MVA is a positive $27.61.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

 52  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Appendix C: Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts (if any) that were not available under your contract as of Dec. 31, 2013.

Variable account charges of 0.95% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

AllianceBernstein VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.07	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	791	—	—	—	—	—	—	—	—	—

AllianceBernstein VPS Large Cap Growth Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$1.33	$1.16	$1.21	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.81	$1.33	$1.16	$1.21	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	589	267	93	2	—	—	—	—	—	—

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,655	—	—	—	—	—	—	—	—	—

American Century VP Value, Class II (08/13/2001)
Accumulation unit value at beginning of period	$1.61	$1.42	$1.42	$1.27	$1.07	$1.47	$1.57	$1.34	$1.29	$1.14
Accumulation unit value at end of period	$2.10	$1.61	$1.42	$1.42	$1.27	$1.07	$1.47	$1.57	$1.34	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	29,234	31,529	36,454	41,940	48,731	56,747	81,683	93,343	95,710	71,318

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	11,699	3,226	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.34	$1.18	$1.16	$1.04	$0.85	$1.22	$1.21	$1.07	$1.04	$0.96
Accumulation unit value at end of period	$1.61	$1.34	$1.18	$1.16	$1.04	$0.85	$1.22	$1.21	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	33,040	33,359	39,535	45,791	55,353	51,095	74,966	74,221	77,525	74,540

Columbia Variable Portfolio – Cash Management Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.98	$0.99	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.98	$0.99	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,954	1,172	825	694	—	—	—	—	—	—

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.93	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	150	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,048	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Core Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	428	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Diversified Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.02	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.14	$1.07	$1.02	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,271	6,013	3,544	836	—	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.28	$1.14	$1.21	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.61	$1.28	$1.14	$1.21	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,248	1,392	844	229	—	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.90	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,137	—	—	—	—	—	—	—	—	—

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 53

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Emerging Markets Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$0.95	$1.22	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.14	$0.95	$1.22	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,910	1,839	1,102	414	—	—	—	—	—	—

Columbia Variable Portfolio – Global Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.08	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.13	$1.08	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,699	2,020	1,190	353	—	—	—	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.29	$1.13	$1.08	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.29	$1.13	$1.08	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,568	2,838	1,107	225	—	—	—	—	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.28	$1.13	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.28	$1.13	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	15,891	1,475	587	160	—	—	—	—	—	—

Columbia Variable Portfolio – International Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.03	$1.19	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.46	$1.20	$1.03	$1.19	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	889	446	166	44	—	—	—	—	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.38	$1.16	$1.21	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.77	$1.38	$1.16	$1.21	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,074	553	92	23	—	—	—	—	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.42	$1.26	$1.21	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.87	$1.42	$1.26	$1.21	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	553	251	40	9	—	—	—	—	—	—

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.02	$1.01	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.08	$1.07	$1.02	$1.01	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,142	1,603	889	432	—	—	—	—	—	—

Columbia Variable Portfolio – Marsico International Opportunities Fund (Class 2) (05/01/2006)
Accumulation unit value at beginning of period	$0.96	$0.82	$0.99	$0.88	$0.65	$1.26	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.15	$0.96	$0.82	$0.99	$0.88	$0.65	$1.26	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,266	9,260	12,277	16,307	20,723	26,849	22,702	32,712	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.07	$1.27	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.52	$1.17	$1.07	$1.27	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	384	92	91	19	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.34	$1.14	$1.26	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.83	$1.34	$1.14	$1.26	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,383	354	215	50	—	—	—	—	—	—

Columbia Variable Portfolio – Multi-Strategy Alternatives Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	707	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – S&P 500 Index Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$1.04	$0.91	$0.91	$0.80	$0.64	$1.03	$0.99	$0.86	$0.84	$0.77
Accumulation unit value at end of period	$1.36	$1.04	$0.91	$0.91	$0.80	$0.64	$1.03	$0.99	$0.86	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	38,404	40,265	46,053	55,090	65,626	73,795	92,416	104,302	122,070	117,372

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.37	$1.17	$1.20	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.87	$1.37	$1.17	$1.20	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	533	91	52	32	—	—	—	—	—	—

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.34	$1.15	$1.27	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.97	$1.34	$1.15	$1.27	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	564	193	81	47	—	—	—	—	—	—

 54  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Columbia Variable Portfolio – Strategic Income Fund (Class 2) (04/29/2011)
Accumulation unit value at beginning of period	$1.05	$0.95	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.05	$0.95	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,947	3,269	1,394	—	—	—	—	—	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.01	$1.00	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,116	1,594	1,177	498	—	—	—	—	—	—

DWS Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$1.00	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.00	$1.00	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,629	2,284	—	—	—	—	—	—	—	—

Fidelity® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.17	$1.02	$1.06	$0.91	$0.68	$1.20	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.52	$1.17	$1.02	$1.06	$0.91	$0.68	$1.20	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	76,647	84,137	102,175	120,336	167,696	237,020	166,815	127,364	—	—

Fidelity® VIP Mid Cap Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.46	$2.17	$2.46	$1.93	$1.39	$2.33	$2.04	$1.83	$1.57	$1.27
Accumulation unit value at end of period	$3.31	$2.46	$2.17	$2.46	$1.93	$1.39	$2.33	$2.04	$1.83	$1.57
Number of accumulation units outstanding at end of period (000 omitted)	43,257	50,560	63,182	76,313	106,479	136,525	156,364	174,833	157,678	117,171

Fidelity® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,729	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.07	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,629	—	—	—	—	—	—	—	—	—

FTVIPT Franklin Mutual Shares VIP Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$1.46	$1.29	$1.31	$1.19	$0.96	$1.53	$1.50	$1.28	$1.17	$1.04
Accumulation unit value at end of period	$1.85	$1.46	$1.29	$1.31	$1.19	$0.96	$1.53	$1.50	$1.28	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	20,113	22,778	27,767	33,994	39,361	47,292	65,658	63,662	50,166	33,241

FTVIPT Franklin Small Cap Value VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$2.82	$2.40	$2.52	$1.98	$1.55	$2.34	$2.42	$2.09	$1.94	$1.58
Accumulation unit value at end of period	$3.80	$2.82	$2.40	$2.52	$1.98	$1.55	$2.34	$2.42	$2.09	$1.94
Number of accumulation units outstanding at end of period (000 omitted)	12,772	14,443	18,246	22,799	28,730	36,256	46,935	55,078	55,521	44,541

FTVIPT Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,007	—	—	—	—	—	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,139	—	—	—	—	—	—	—	—	—

Ivy Funds VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,339	—	—	—	—	—	—	—	—	—

Janus Aspen Series Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,772	—	—	—	—	—	—	—	—	—

Janus Aspen Series Global Allocation Portfolio – Moderate: Service Shares (04/30/2012)
Accumulation unit value at beginning of period	$1.04	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.04	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,944	60	—	—	—	—	—	—	—	—

Janus Aspen Series Janus Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.05	$0.90	$0.96	$0.85	$0.63	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.36	$1.05	$0.90	$0.96	$0.85	$0.63	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,102	10,929	13,639	18,753	168,562	128,192	72,177	—	—	—

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 55

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Lazard Retirement Global Dynamic Multi Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.12	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,416	—	—	—	—	—	—	—	—	—

MFS® Utilities Series – Service Class (08/13/2001)
Accumulation unit value at beginning of period	$2.40	$2.14	$2.03	$1.80	$1.37	$2.22	$1.76	$1.36	$1.18	$0.91
Accumulation unit value at end of period	$2.86	$2.40	$2.14	$2.03	$1.80	$1.37	$2.22	$1.76	$1.36	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	22,161	24,763	28,483	30,235	35,891	43,832	51,479	45,869	35,163	18,264

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.28	$1.19	$1.29	$0.98	$0.63	$1.20	$0.99	$1.00	—	—
Accumulation unit value at end of period	$1.74	$1.28	$1.19	$1.29	$0.98	$0.63	$1.20	$0.99	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,523	7,547	11,091	11,306	12,049	11,266	9,199	17,529	—	—

Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S) (07/19/2010)
Accumulation unit value at beginning of period	$1.25	$1.14	$1.19	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.70	$1.25	$1.14	$1.19	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	362	191	137	12	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.62	$1.35	$1.49	$1.30	$0.94	$1.59	$1.51	$1.30	$1.15	$1.00
Accumulation unit value at end of period	$2.03	$1.62	$1.35	$1.49	$1.30	$0.94	$1.59	$1.51	$1.30	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	13,330	14,055	16,697	18,638	21,263	24,950	32,187	34,962	20,721	6,121

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.57	$1.40	$1.41	$1.24	$1.06	$1.25	$1.15	$1.08	$1.07	$1.00
Accumulation unit value at end of period	$1.55	$1.57	$1.40	$1.41	$1.24	$1.06	$1.25	$1.15	$1.08	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	106,841	136,644	159,925	193,872	350,910	395,298	360,480	226,000	94,657	11,924

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.59	$1.36	$1.41	$1.16	$0.85	$1.39	$1.42	$1.25	$1.15	$1.00
Accumulation unit value at end of period	$2.21	$1.59	$1.36	$1.41	$1.16	$0.85	$1.39	$1.42	$1.25	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	8,651	8,534	9,937	12,889	15,634	18,861	23,107	22,606	12,037	4,085

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.44	$1.26	$1.25	$1.12	$0.93	$1.12	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.42	$1.44	$1.26	$1.25	$1.12	$0.93	$1.12	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	40,275	51,223	49,462	49,921	127,629	131,661	82,318	76,067	—	—

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.94	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,373	1,076	—	—	—	—	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,683	—	—	—	—	—	—	—	—	—

Van Eck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.77	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	856	—	—	—	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.08	$1.12	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.45	$1.21	$1.08	$1.12	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	205,762	177,549	153,074	45,018	—	—	—	—	—	—

Variable Portfolio – American Century Diversified Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.06	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$1.10	$1.06	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,882	1,851	479	120	—	—	—	—	—	—

Variable Portfolio – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,428	—	—	—	—	—	—	—	—	—

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.11	$1.02	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.08	$1.16	$1.11	$1.02	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,568	1,542	739	310	—	—	—	—	—	—

 56  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Columbia Wanger International Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.24	$1.03	$1.21	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.50	$1.24	$1.03	$1.21	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,717	1,263	833	244	—	—	—	—	—	—

Variable Portfolio – Columbia Wanger U.S. Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.44	$1.21	$1.29	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.92	$1.44	$1.21	$1.29	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,833	836	553	149	—	—	—	—	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.14	$1.07	$1.05	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.14	$1.07	$1.05	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	134,759	211,589	152,207	39,107	—	—	—	—	—	—

Variable Portfolio – DFA International Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$0.94	$1.18	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.09	$0.94	$1.18	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,071	459	359	89	—	—	—	—	—	—

Variable Portfolio – Eaton Vance Floating-Rate Income Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.06	$1.05	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.12	$1.06	$1.05	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,938	1,624	1,214	172	—	—	—	—	—	—

Variable Portfolio – Goldman Sachs Commodity Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$0.92	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	408	—	—	—	—	—	—	—	—	—

Variable Portfolio – Holland Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.32	$1.20	$1.24	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.72	$1.32	$1.20	$1.24	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	771	700	442	57	—	—	—	—	—	—

Variable Portfolio – Invesco International Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.22	$1.07	$1.16	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.44	$1.22	$1.07	$1.16	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,496	533	369	28	—	—	—	—	—	—

Variable Portfolio – J.P. Morgan Core Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.06	$1.01	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$1.10	$1.06	$1.01	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	762	1,027	678	437	—	—	—	—	—	—

Variable Portfolio – Jennison Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.38	$1.20	$1.19	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.75	$1.38	$1.20	$1.19	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	663	328	156	46	—	—	—	—	—	—

Variable Portfolio – Loomis Sayles Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.34	$1.19	$1.21	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.72	$1.34	$1.19	$1.21	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	432	162	101	15	—	—	—	—	—	—

Variable Portfolio – MFS Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.31	$1.14	$1.16	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.76	$1.31	$1.14	$1.16	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,292	425	287	33	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.09	$1.09	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.19	$1.09	$1.09	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,372,194	1,323,161	1,036,629	372,331	—	—	—	—	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.09	$1.11	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.21	$1.09	$1.11	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	755,350	671,792	586,675	199,756	—	—	—	—	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.16	$1.08	$1.07	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.16	$1.08	$1.07	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	370,454	457,930	335,257	125,196	—	—	—	—	—	—

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 57

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Variable Portfolio – Morgan Stanley Global Real Estate Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.38	$1.07	$1.20	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.38	$1.07	$1.20	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,042	906	442	140	—	—	—	—	—	—

Variable Portfolio – NFJ Dividend Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.35	$1.20	$1.17	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.71	$1.35	$1.20	$1.17	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,032	618	230	26	—	—	—	—	—	—

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.37	$1.22	$1.23	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.84	$1.37	$1.22	$1.23	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	298	177	51	6	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.40	$1.27	$1.29	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.93	$1.40	$1.27	$1.29	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	536	295	193	10	—	—	—	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.31	$1.16	$1.23	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.74	$1.31	$1.16	$1.23	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	748	447	224	132	—	—	—	—	—	—

Variable Portfolio – Pyramis® International Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.01	$1.17	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.45	$1.21	$1.01	$1.17	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	635	123	59	6	—	—	—	—	—	—

Variable Portfolio – Pyrford International Equity Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.05	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	90	—	—	—	—	—	—	—	—	—

Variable Portfolio – Sit Dividend Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.22	$1.11	$1.16	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.55	$1.22	$1.11	$1.16	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	655	445	380	103	—	—	—	—	—	—

Variable Portfolio – TCW Core Plus Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.02	$1.06	$1.04	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	549	756	268	35	—	—	—	—	—	—

Variable Portfolio – Victory Established Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.32	$1.14	$1.23	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.77	$1.32	$1.14	$1.23	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	857	588	340	45	—	—	—	—	—	—

Variable Portfolio – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$1.02	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	$1.02	$1.02	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	613	308	172	74	—	—	—	—	—	—

Wells Fargo Advantage VT Opportunity Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$1.62	$1.42	$1.51	$1.24	$0.84	$1.42	$1.35	$1.21	$1.13	$0.97
Accumulation unit value at end of period	$2.10	$1.62	$1.42	$1.51	$1.24	$0.84	$1.42	$1.35	$1.21	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	9,027	10,721	13,842	9,802	11,212	13,585	18,131	21,391	25,313	25,983

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$1.47	$1.37	$1.45	$1.16	$0.76	$1.32	$1.17	$0.96	$0.91	$0.81
Accumulation unit value at end of period	$2.18	$1.47	$1.37	$1.45	$1.16	$0.76	$1.32	$1.17	$0.96	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	8,750	10,201	12,890	18,266	20,853	19,000	23,653	17,655	14,334	16,103

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	770	—	—	—	—	—	—	—	—	—

 58  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2013	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firm	p. 5

Condensed Financial Information (Unaudited)	p. 6

Financial Statements

RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II — PROSPECTUS 59

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
Both companies are affiliated with Ameriprise Financial Services, Inc.

©2008-2013 RiverSource Life Insurance Company. All rights reserved.
S-6612 D (5/14)

PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Account 10 dated May 1, 2014 filed electronically as Part B to Post-Effective Amendment No. 5 to Registration Statement No. 333-179398 on or about April 23, 2014, is incorporated by reference to this Post-Effective Amendment No. 2.

PART C.
Item 24. Financial Statements and Exhibits
(a)	Financial statements included in Part B of this Registration Statement:

The audited financial statements of the RiverSource Variable Account 10 including:

Report of Independent Registered Public Accounting Firm dated April 21, 2014
Statements of Assets and Liabilities for the year ended Dec. 31, 2013 Statements of Operations for the year ended Dec. 31, 2013
Statements of Changes and Net Assets for the years ended Dec. 31, 2013 and 2012
Notes to Financial Statements
        The audited financial statements of the RiverSource Life Insurance Company including:

Report of Independent Registered Public Accounting Firm dated Feb. 25, 2014 Consolidated Balance Sheets as of Dec. 31, 2013 and 2012
Consolidated Statements of Income for the years ended Dec. 31, 2013, 2012 and 2011
Consolidated Statements of Comprehensive Income for the years ended Dec. 31, 2013, 2012 and 2011
Consolidated Statements of Stockholder’s Equity for the three years ended Dec. 31, 2013, 2012 and 2011
Consolidated Statements of Cash Flows for the years ended Dec. 31, 2013, 2012 and 2011.
Notes to Consolidated Financial Statements.
(b)	Exhibits:

1.1	Resolution of the Board of Directors of IDS Life Insurance Company establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.

1.2	Resolution of the Board of Directors of IDS Life Insurance Company establishing 105 additional subaccounts within the separate account, filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999, is incorporated herein by reference.

1.3	Resolution of the Board of Directors of IDS life Insurance Company establishing 25 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.4	Resolution of the Board of Directors of IDS Life Insurance Company establishing 12 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant’s Post-Effective Amendment No. 3 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.5	Resolution of the Board of Directors of IDS Life Insurance Company establishing 69 additional subaccounts within the separate account, filed electronically as Exhibit 1.5 to Registrant’s Post-Effective Amendment No. 6 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.6	Resolution of the Board of Directors of IDS Life Insurance Company establishing 112 additional subaccounts within the separate account, dated Feb. 11, 2002, filed electronically as Exhibit 1.6 to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.7	Resolution of the Board of Directors of IDS Life Insurance Company establishing 3 additional subaccounts within the separate account, dated Feb. 28, 2002, filed electronically as Exhibit 1.7 to Registrant’s Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.8	Resolution of the Board of Directors of IDS Life Insurance Company establishing 8 additional subaccounts within the separate account, dated January 6, 2004, filed electronically as Exhibit 1.8 to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

1.9	Resolution of the Board of Directors of IDS Life Insurance Company establishing 6 additional subaccounts within the separate account, dated August 12, 2004 filed electronically as Exhibit 1.9 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 is incorporated by reference.

1.10	Resolution of the Board of Directors of IDS Life Insurance Company establishing an additional subaccount within the separate account, dated April 27, 2005 filed electronically as Exhibit 1.10 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 is incorporated by reference.

1.11	Resolution of the Board of Directors establishing 18 additional subaccounts within the separate accounts dated April 12, 2006 filed electronically as Exhibit 1.11 to Registrant’s Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

1.12	Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

1.13	Resolution of the Board of Directors establishing 988 additional subaccounts within the separate accounts dated April 6, 2011 filed electronically as Exhibit 1.13 to Post-Effective Amendment No 64 to Registration Statement No. 333-79311 is incorporated by reference.

1.14	Resolution of the Board of Directors establishing 399 additional subaccounts within the separate accounts dated April 4, 2012 filed electronically as Exhibit 1.14 to Registrant’s Post-Effective Amendment No 66 to Registration Statement No. 333-79311 is incorporated by reference.

1.15	Resolution of the Board of Directors establishing 560_additional subaccounts within the separate accounts dated April 12, 2013 filed electronically as Exhibit 1.16 to Registrant’s Post-Effective Amendment No 4 to Registration Statement No. 333-179398, filed on or about April 22, 2013 is incorporated herein by reference.

2.	Not applicable.

3.	Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1	Form of Group Deferred 403(b) Annuity Certificate (form 411334) with data pages filed electronically as Exhibit 4.2 to the Initial Registration Statement on Form N-4 for RiverSource Retirement Group Annuity Contract II, on or about Oct. 19, 2011, is incorporated by reference.

4.2	Form of Guarantee Period Accounts endorsement filed electronically as Exhibit 4.3 to the Initial Registration Statement on Form N-4 for RiverSource Retirement Group Variable Annuity Contract II, on or about Oct. 19, 2011, is incorporated by reference.

4.3	Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed electronically as Exhibit 4.32 to Registrant’s Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 filed on or about Jan. 2, 2007, is incorporated by reference.

5.	Form of Variable Annuity Application (form 31063), filed electronically as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

6.1	Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2	Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

6.3	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.	Not applicable.

8.1	Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2	Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.3	Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (22) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.4	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

8.5	Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.), dated August 1, 2005 filed electronically as Exhibit 8.7 to Registrant’s Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

8.6	Copy of Participation Agreement Among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.7	Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.8	Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.4 to RiverSource Variable Annuity Account Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.9	Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.19 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.10	Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.11	Copy of Fund Participation Agreement dated April 2, 2007, RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.11 to RiverSource Variable Annuity Account Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.12	Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Company and Wells Fargo Funds Distributors, LLC dated Jan. 1, 2007, filed electronically as Exhibit 8.29 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.13	Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, BlackRock Variable Series Funds, Inc. and BlackRock Investments filed electronically as Exhibit 8.3 to RiverSource Variable Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

8.14	Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds DWS Investment Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.5 to RiverSource Variable Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

8.15	Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Company filed electronically as Exhibit 8.16 to Registrant’s Post-Effective Amendment No. 4 to Registration Statement No. 333-179398, filed on or about April 22, 2013 is incorporated herein by reference.

8.16	Copy of Fund Participation Agreement dated April 29, 2013, by and among Van Eck VIP Trust, Van Eck Securities Corporation, and RiverSource Life Insurance Company filed electronically as Exhibit 8.17 to Registrant’s Post-Effective Amendment No. 4 to Registration Statement No. 333-179398, filed on or about April 22, 2013 is incorporated herein by reference.

8.17	Copy of Fund Participation Agreement dated April 29, 2013, by and among Ivy Funds Variable Insurance Portfolios, Waddell & Reed, Inc., and RiverSource Life Insurance Company filed electronically as Exhibit 8.18 to Registrant’s Post-Effective Amendment No. 4 to Registration Statement No. 333-179398, filed on or about April 22, 2013 is incorporated herein by reference.

9.	Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.

10.	Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

11.	None

12.	Not applicable.

13.	Power of Attorney to sign Amendment to this Registration Statement, dated Aug. 2, 2013 filed electronically as Exhibit 13 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 24 to Registration Statement No. 333-139759 filed on or about Aug. 16, 2013, is incorporated herein by reference.

14.	Not applicable.
Item 25.

Directors and Officers of the Depositor RiverSource Life Insurance Company

Position and Offices
Name	Principal Business Address*	With Depositor
John R. Woerner		Chairman of the Board and President

Gumer C. Alvero		Director and Executive Vice President – Annuities

Richard N. Bush		Senior Vice President – Corporate Tax

Steve M. Gathje		Director, Senior Vice President And Chief Actuary

James L. Hamalainen		Senior Vice President – Investments and Treasurer

Colin J. Lundgren		Director

Brian J. McGrane		Director, Executive Vice President and Chief Financial Officer

Position and Offices
Name	Principal Business Address*	With Depositor
Thomas R. Moore		Secretary

Bridget M. Sperl		Director and Executive Vice President – Service Delivery

Jon Stenberg		Director and Executive Vice President – Life & Disability Insurance

*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 26.
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise National Trust Bank	Federal
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited*	India
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.**	MN
Ameriprise Financial Services, Inc.**	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
GA Legacy, LLC	DE
J.& W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.**	NY
Columbia Research Partners LLC	DE
Seligman Focus Partners LLC	DE
Seligman Global Technology Partners LLC	DE
Seligman Health Partners LLC	DE
Seligman Health Plus Partners LLC	DE

Subsidiary Name	Incorp State
Seligman Partners LLC	DE
RiverSource CDO Seed Investment, LLC	MN
WAM Acquisition GP, Inc.	DE
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.**	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Porfolio LLC	DE
Threadneedle Asset Management Holdings Sarl	Luxembourg
(Threadneedle subsidiary list is not included.)

*	This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chandrasekhar (74%) as required by India law.

**	Registered Broker-Dealer
Item 27. Number of Contract owners
     As of March 31, 2014 there were 197,750 non-qualified contract owners and 467,978 qualified contract owners.
Item 28. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter RiverSource Distributors Inc.
RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal	Positions and Offices
Business Address*	with Underwriter
Lynn Abbott	President

Gumer C. Alvero Vice	President

James L. Hamalainen	Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio Vice	President

Jon Stenberg Director and	Vice President

David K. Stewart	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474
(c)	RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

NAME OF	NET UNDERWRITING
PRINCIPAL	DISCOUNTS AND	COMPENSATION ON	BROKERAGE
UNDERWRITER	COMMISSIONS	REDEMPTION	COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$408,527,238	None	None	None
Item 30. Location of Accounts and Records
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Item 31. Management Services
Not applicable.
Item 32. Undertakings
(a)	Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e)	The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 25th day of April 2014.

RIVERSOURCE VARIABLE ACCOUNT 10
(Registrant)

By	RiverSource Life Insurance Company
(Depositor)

By	/s/ John R. Woerner*
John R. Woerner
Chairman of the Board and President
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2014.

Signature	Title

/s/ Gumer C. Alvero*	Director and Executive Vice President – Annuities
Gumer C. Alvero

/s/ Richard N. Bush*	Senior Vice President – Corporate Tax

Richard N. Bush

/s/ Steve M. Gathje*	Director, Senior Vice President and Chief Actuary
Steve M. Gathje

/s/ James L. Hamalainen*	Director, Senior Vice President – Investments
James L. Hamalainen

/s/ Brian J. McGrane*	Director, Executive Vice President and Chief Financial Officer
Brian J. McGrane

Signature	Title

/s/ Bridget M. Sperl* Bridget M. Sperl	Director and Executive Vice President Client Services

/s/ Jon Stenberg*	Director and Executive Vice President – Life and Disability Insurance
Jon Stenberg

/s/ William F. Truscott* William F. Truscott	Director

/s/ John R. Woerner*	Chairman of the Board and President
John R. Woerner

*	Signed pursuant Power of Attorney to sign Amendment to this Registration Statement, dated Aug. 2, 2013 filed electronically as Exhibit 13 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 24 to Registration Statement No. 333-139759 filed on or about Aug. 16, 2013, is incorporated herein by reference, by:

/s/ Timothy D. Crawford
Timothy D. Crawford
Assistant General Counsel and
Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMEND No. 2
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectus for:
     RiverSource Retirement Group Annuity Contract II
PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Account 10 dated May 1, 2014 filed electronically as Part B to Post-Effective Amendment No. 5 to Registration Statement No. 333-179398 on or about April 23, 2014, is incorporated by reference to this Post-Effective Amendment No. 2.
Part C.
          Other Information.
          The signatures.
          Exhibits.

Exhibit Index
9.	Opinion of counsel and consent to its use as to the legality of the securities being registered.

10.	Consent of Independent Registered Public Accounting Firm